Exhibit 10.16

TCW ASSET MANAGEMENT COMPANY LLC
1251 Avenue of the Americas, Suite 4700

New York, New York 10020

July 17, 2022

Mondee, Inc.

10800 Pecan Park Blvd, Suite 315,

Austin, Texas 78750

Re:	Amendment to Consent and Amendment No. 7 to Financing Agreement

Ladies and Gentlemen:

Reference is hereby made to the Consent and Amendment No. 7 to Financing Agreement (the "Amendment No. 7"), dated as of July 8, 2022, by and among Mondee Holdings, LLC, a Delaware limited liability company (the "Parent"), each Subsidiary of the Parent listed as a "Borrower" on the signature pages thereto (together with each other Person that executes a joinder agreement and becomes a "Borrower" thereunder, each a "Borrower" and collectively, the "Borrowers"), each subsidiary of the Parent listed as a "Guarantor" on the signature pages thereto (together with the Parent and each other Person that executes a joinder agreement and becomes a "Guarantor" thereunder or otherwise guaranties all or any part of the Obligations, each a "Guarantor" and collectively, the "Guarantors"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders") and TCW Asset Management Company LLC, a Delaware limited liability company ("TCW"), as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the "Agent"). Capitalized terms used in this agreement (this "Amendment") but not defined herein shall have the respective meanings assigned to such terms in Amendment No. 7.

The parties hereto hereby amend and restate Section 5(b)(iv) of Amendment No. 7 in its entirety as follows:

“(iv) Prepayment of Term Loans. Concurrently with the consummation of the SPAC Restructuring, the Borrowers shall pay to the Agent for the account of the Term Loan Lenders, in accordance with their Pro Rata Shares, a prepayment of the aggregate outstanding principal amount of the Term Loan in an amount not less than $40 million (but in any event in an amount resulting in the aggregate principal amount of the Loans outstanding after giving effect to such payment of less than $155 million), together with an amount equal to 3.00% times the amount of the Term Loans being paid on such date (the “SPAC Prepayment Amount”), which shall be deemed to be fully earned upon the consummation of the SPAC Restructuring. For the avoidance of doubt, the June Principal Payment is included in the SPAC Prepayment Amount and the payment by the Borrowers of the SPAC Prepayment Amount shall be in full satisfaction of the Borrowers’ obligation to make the June Principal Payment.”

The parties hereto hereby amend and restate Section 6(a) of Amendment No. 7 in its entirety as follows:

“(a) within one (1) day of the Amendment No. 7 Effective Date, the Parent and the Lenders shall have entered into a subscription agreement, in substantially the form attached hereto as Annex B, pursuant to which the Lenders shall receive the number of newly issued Class G Units of the Parent required by the Amended and Restated Unit Issuance Agreement in consideration of the agreements set forth in this Amendment and the Amended and Restated Unit Issuance Agreement;”

Except as otherwise expressly provided herein, the Amendment No. 7 is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the date hereof all references in the Amendment No. 7 to "this Amendment", "hereto", "hereof", "hereunder" or words of like import referring to the Amendment shall mean the Amendment No. 7 as amended and modified by this Amendment. This Amendment shall be effective only in the specific instances and for the specific purposes set forth herein and does not allow for any other or further departure from the terms and conditions of the Amendment No. 7 which terms and conditions shall remain in full force and effect.

This Amendment is intended to constitute a binding contract and shall be governed by, and construed in accordance with, the laws of the State of New York and may not be amended or otherwise modified unless the same shall be in writing and signed by the parties hereto.

This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopier or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.

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Please confirm that the foregoing is in accordance with your understanding by signing and returning to us the enclosed copy of this Amendment, which shall become a binding agreement upon execution and delivery of this Amendment by each party hereto.

Very truly yours,

TCW ASSET MANAGEMENT COMPANY LLC

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Amendment to Amendment No. 7 to Financing Agreement]

LENDERS:

WEST VIRGINIA DIRECT LENDING LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW SKYLINE LENDING LP

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

NJ/TCW DIRECT LENDING LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW BRAZOS FUND LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Amendment to Amendment No. 7 to Financing Agreement]

TCW DIRECT LENDING VII LLC

By: TCW Asset Management Company LLC, its Investment Advisor

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW DIRECT LENDING STRUCTURED SOLUTIONS 2019 LLC

By: TCW Asset Management Company LLC, its Investment Manager

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

US SPECIALTY INSURANCE COMPANY

By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

SAFETY NATIONAL CASUALTY CORP

By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Amendment to Amendment No. 7 to Financing Agreement]

RELIANCE STANDARD LIFE INSURANCE COMPANY

By: TCW Asset Management Company LLC Its: Investment Manager and Attorney-in-Fact

By:	/s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

[Amendment to Amendment No. 7 to Financing Agreement]

NORTH HAVEN CREDIT PARTNERS III L.P.

By: MS Credit Partners III GP L.P., its general partner

By: MS Credit Partners III GP Inc., its general partner

By:	/s/ William Gassman
Name: William Gassman
Title: Executive Director

[Amendment to Amendment No. 7 to Financing Agreement]

Agreed and accepted on this 17 day of July 2022:

BORROWERS:

MONDEE, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

C&H TRAVEL AND TOURS INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

MONDEE CANADA, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: Vice President

SKYLINK TRAVEL, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

SKYLINK TRAVEL, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

SKYLINK TRAVEL, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

[Amendment to Amendment No. 7 to Financing Agreement]

SKYLINK TRAVEL, SFO INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

TRANS AM TRAVEL, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

HARI-WORLD TRAVEL GROUP, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

EXPLORETRIP IP HOLDINGS, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

EXPLORETRIP, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

MONDEE ACQUISITION COMPANY INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

TRANSWORLD TRAVEL, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

[Amendment to Amendment No. 7 to Financing Agreement]

LBF TRAVEL HOLDINGS, LLC

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

LBF TRAVEL, INC. (f/k/a LBF Acquisition Corporation, Inc.)

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

AVIA TRAVEL AND TOURS, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

COSMOPOLITAN TRAVEL SERVICE, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

COSMOPOLITAN TRAVEL SERVICES INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

ROCKETRIP, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

[Amendment to Amendment No. 7 to Financing Agreement]

GUARANTORS:

MONDEE HOLDINGS, LLC

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

MONDEE HOLDINGS II, INC.

By:	/s/ Prasad Gundumogula
Name: Prasad Gundumogula
Title: CEO

[Amendment to Amendment No. 7 to Financing Agreement]